UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2009

NTN BUZZTIME, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-11460	31-1103425
Commission File Number	(IRS Employer Identification No.)

5966 La Place Court, Suite 100 Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

(760) 438-7400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective August 18, 2009, Joseph J. Farricielli, Jr. resigned from our board of directors.  At the time of his resignation, Mr. Farricielli was a member of the audit committee of our board and the chairperson of the nominating and corporate governance committee of our board. Our board appointed Jeff Berg as a member of the audit committee and as chairperson of the nominating and corporate governance committee. Mr. Berg is a current member of our board. Our board determined that Mr. Berg is "independent" under applicable Securities Exchange Act of 1934 rules and NYSE Amex rules, and that Mr. Berg met the financial literacy requirements of the NYSE Amex. Mr. Berg was a member of the nominating and corporate governance committee immediately before his appointment as chairperson of that committee.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTN BUZZTIME, INC.

Dated: August 24, 2009	By:	/s/ Kendra Berger
Kendra Berger Chief Financial Officer

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